 Exhibit 32.1
CEO CERTIFICATION OF QUARTERLY REPORT
I, Pierre R. Brondeau, Chairman of the Board and Chief Executive Officer of FMC Corporation (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:
(1)the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 30, 2026

/s/ Pierre R. Brondeau

Pierre R. Brondeau
Chairman of the Board, Chief Executive Officer and President